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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-10745.

                                                     /s/ ARTHUR ANDERSEN LLP
                                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
December 20, 1996